Income Taxes	12 Months Ended
Dec. 31, 2017
Income Taxes

13. INCOME TAXES

The Company is incorporated in the Cayman Islands. Under the current laws of the Cayman Islands, the Company is not subject to income or capital gains taxes. In addition, dividend payments are not subject to withholdings tax in the Cayman Islands.

The Company’s subsidiary Huami HK Limited is located in Hong Kong and is subject to an income tax rate of 16.5% for taxable income earned in Hong Kong.

The Company’s subsidiaries, Huami Inc and Rill, are located in the U.S. and are subject to the US federal income tax. On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”). The Tax Act makes broad and complex changes to the U.S. tax code including, but not limited to, (1) reducing the U.S. federal corporate tax rate, (2) requiring a one-time transition tax on certain unrepatriated earnings of foreign subsidiaries that is payable over eight years, and (3) bonus depreciation that will allow for full expensing of qualified property. The impact of the Tax Act is not material to our operation and resulted in a decrease in income tax rate from 35% before January 1, 2018 to 21% after January 1, 2018 for tax and income earned as determined in accordance with the relevant tax rules and regulations.

The Company’s PRC subsidiaries, the VIEs and VIEs’ subsidiaries are subject to the 25% standard enterprise income tax rate except for Anhui Huami that qualify as a high and new technology enterprise (“HNTE”), which is subject to a tax rate of 15%. Anhui Huami began to qualify as HNTE since 2015 and was subject to a tax rate of 15% during the years ended December 31, 2015, 2016 and 2017.

The current and deferred components of income taxes appearing in the consolidated statements of operation are as follows:

	For the years ended December 31,
	2015	2016	2017
	RMB	RMB	RMB
Current tax expenses	2,311	21,556	46,573
Deferred tax benefits	(3,208)	(18,468)	(18,962)
Income tax (benefit) expense	(897)	3,088	27,611

The significant components of the Group’s deferred tax assets and liabilities were as follows:

	As of December 31,
	2016	2017
	RMB	RMB
Deferred tax assets
Accrued expenses	208	7,919
Net operating loss carry forwards	22,764	33,976
Total deferred tax assets	22,972	41,895
Less: valuation allowance	—	—
Deferred tax assets, net	22,972	41,895

As of December 31, 2017, the Group had RMB143,710 operating loss carry forwards that expire from 2020 through 2037, which will be available to offset future taxable income.

13. INCOME TAXES – CONTINUED

Reconciliation between the income tax expense computed by applying the PRC enterprise tax rate of 25% to (loss)/income before income tax and actual provision were as follows:

	For the years ended December 31,
	2015	2016	2017
	RMB	RMB	RMB
(Loss) income before income tax	(38,750)	28,863	191,900
Tax (benefit) expense at PRC enterprise	(9,688)	7,216	47,975
income tax rate of 25%
Income tax on tax holidays	(2,972)	(16,533)	(30,740)
Tax effect of permanence differences	(2,080)	(621)	(8,190)
Effect of income tax rate differences in jurisdictions other than the PRC	13,843	13,026	14,364
Change in tax rate	—	—	4,202
Income tax (benefit) expense	(897)	3,088	27,611

If the tax holiday granted to Anhui Huami was not available, the Group’s income tax expense would have increased by RMB2,972, RMB16,533 and RMB30,740, the basic net income per share attributable to the Company would have decreased by RMB0.06, RMB0.30 and RMB0.45 during the years ended December 31, 2015, 2016 and 2017, respectively, and the diluted net income per share attributable to the Company would have decreased by RMB0.06, RMB0.30 and RMB0.45 during the years ended December 31, 2015, 2016 and 2017, respectively.

The group assesses the available positive and negative evidence to estimate if sufficient future taxable income will be generated to utilize the existing deferred tax assets. On the basis of this evaluation, for the years ended December 31, 2015, 2016 and 2017, no allowance has been recorded for the deferred tax assets.

Under the Income Tax Law effective from January 1, 2008, the rules for determining whether an entity is resident in the PRC for tax purposes have changed and the determination of residence depends among other things on the “place of actual management”. If the Group, or its non-PRC subsidiaries, were to be determined as a PRC resident for tax purposes, they would be subject to a 25% income tax rate on their worldwide income including the income arising in jurisdictions outside the PRC. The Group does not believe that its legal entities organized outside of the PRC are considered PRC residents.

If the Company was to be a non-resident for PRC tax purposes, dividends paid to it out of profits earned after January 1, 2008 would be subject to a withholding tax. In the case of dividends paid by PRC entities to the entities organized outside of the PRC or any foreign investors, the withholding tax would be 10%, unless any entities organized outside of the PRC or any such foreign investors' jurisdiction of incorporation has a tax treaty with China that provides for a different withholding arrangement.

Aggregate undistributed earnings of the Company’s PRC subsidiaries and VIEs that are available for distribution was RMB100,329 and RMB350,251 as of December 31, 2016 and 2017, respectively. Upon distribution of such earnings, the Company will be subject to PRC EIT taxes, the amount of which is impractical to estimate. The Company did not record any tax on any of the aforementioned undistributed earnings because the relevant subsidiaries and VIEs do not intend to declare dividends and the Company intends to permanently reinvest it within the PRC. Additionally, no deferred tax liability was recorded for taxable temporary differences attributable to the undistributed earnings because the Company believes the undistributed earnings can be distributed in a manner that would not be subject to income tax.

The Group did not identify any significant unrecognized tax benefits for the years ended December 31, 2015, 2016 and 2017, respectively. The Group did not incur any significant interest and penalties related to potential underpaid income tax expenses and also does not anticipate any significant increases or decreases in unrecognized tax benefits in the next twelve months. The Group has no material unrecognized tax benefits which would favorably affect the effective income tax rate in future periods.

According to the PRC Tax Administration and Collection Law, the tax authority may require the taxpayer or the withholding agent to make delinquent tax payment within three years if the underpayment of taxes is resulted from the tax authority’s act or error. No late payment surcharge will be assessed under such circumstances. The statute of limitation will be three years if the underpayment of taxes is due to the computational errors made by the taxpayer or the withholding agent. Late payment surcharge will be assessed in such case. The statute of limitation will be extended to five years under special circumstances which are not clearly defined (but an underpayment of tax liability exceeding US$16 (RMB0.1 million) is specifically listed as a “special circumstance”). The statute of limitation for transfer pricing related issue is ten years. There is no statute of limitation in the case of tax evasion. Therefore, the Group’s PRC domiciled entities are subject to examination by the PRC tax authorities based on the above.

Parent Company
Income Taxes	3. INCOME TAXES The Company is a Cayman Islands company, therefore, is not subjected to income taxes for all years presented.